                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            GENCOR INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            GENCOR INDUSTRIES, INC.

                           NOTICE OF ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD MARCH 20, 1998
                              AND PROXY STATEMENT

                            GENCOR INDUSTRIES, INC.
            5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 20, 1998


TO THE SHAREHOLDERS OF GENCOR INDUSTRIES, INC.:

   Notice is hereby given that the Annual Meeting of Shareholders of Gencor Industries, Inc., a Delaware corporation (the "Company"), will be held at the Gencor Corporate Offices, 5201 North Orange Blossom Trail, Orlando, Florida, on March 20, 1998 at 9:00 A.M., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect five Directors of the Company. Common Stock shareholders will elect one Director, and Class B Stock Shareholders will elect four Directors.

2. To ratify the selection of Deloitte & Touche LLP, independent certified public accountants, as auditors for the Company for the year ending September 30, 1998.

3. To transact such other business as may properly come before the meeting.

   Only shareholders of record at the close of business on February 3, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Shareholders should review the information provided herein in conjunction with the Company's 1997 Annual Report which accompanies this Proxy Statement.

   The Company's Proxy Statement and proxy accompany this notice.

                                      By order of the Board of Directors,


                                      /s/ Jeanne M. Lyons
                                      Jeanne M. Lyons, Secretary

Orlando, Florida
Date:  February 10, 1998
Enclosures

                         ****YOUR VOTE IS IMPORTANT****

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 20, 1998

   This Proxy Statement is furnished in connection with the Annual Meeting of Shareholders of Gencor Industries, Inc. (the "Company") to be held March 20,1998, at 9:00 a.m. local time, or any adjournments thereof at the Gencor Corporate Offices, 5201 North Orange Blossom Trail, Orlando, Florida. This Proxy Statement and accompanying proxy are first being mailed to shareholders on or about February 10, 1998.

                      SOLICITATION AND REVOCATION OF PROXY

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of the holders of the Company's Common Stock, par value $.10 per share, and Class B Stock, par value $.10 per share (hereinafter referred to as "Common Stock" and "Class B Stock," respectively) to be held March 20, 1998. The enclosed proxy may be revoked at any time before it is exercised by attending and voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by telegraph by the Directors, Officers, and employees of the Company, or by the Company's transfer agent. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of Directors shown as nominees and as recommended by the Board of Directors with regard to all other matters.

                               VOTING SECURITIES

   At the close of business on February 3, 1998, there were 3,512,870 shares of Common Stock and 883,064 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting.

   The holders of such shares are entitled to one vote for each share of stock held by them on any matter to be presented at the Annual Meeting, including the election of Directors. The holders of Common Stock and Class B Stock will vote separately as a class on the election of Directors. Only shareholders of record at the close of business on February 3, 1998, are entitled to vote at the Annual Meeting and any adjournment thereof. Although the Company has not polled its Directors and Executive Officers, management expects that the Directors and Executive Officers will vote for the nominees and proposals as shown herein.

   The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of each class of Common Stock and Class B Stock will constitute a quorum.

                           PROPOSALS TO SHAREHOLDERS

1. ELECTION OF DIRECTORS

   The Company's Certificate of Incorporation provides that 75% (calculated to the nearest whole number, rounding a fractional number of five-tenths (.5) to the next highest whole number) of the members of the Board shall be elected by Class B shareholders voting separately as a class. The Company anticipates that the Class B Directors will be elected.

   Pursuant to the Company's Bylaws, the Board of Directors has fixed the number of Directors at five. The Board of Directors has selected the following persons as nominees for election as Directors at the 1998 Annual Meeting of
Shareholders:

   To be elected by the Class B shareholders:

   E.J. Elliott
   Constantine L. Corpas
   John E. Elliott
   Peter Kourmolis

   The affirmative vote of shareholders holding a majority of the Company's issued and outstanding Class B Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

   To be elected by Common Stock shareholders:

   Glenn B. Dalby

   The affirmative vote of shareholders holding a majority of the Company's issued and outstanding Common Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

   Each of the nominees for the Board of Directors to be elected by the Class B shareholders is presently serving as a Director of the Company. Each Director elected at the Annual Meeting shall hold office until his respective successor has been elected and qualified, or until such individual's earlier resignation or removal.

   It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as Directors. The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of Directors to eliminate the vacancy.

                        DIRECTORS AND EXECUTIVE OFFICERS

   The following table lists each Director and Executive Officer of the Company and each nominee by class of stock for election as Director. The table also includes principal occupation and business experience for the past five years, positions and offices held with the Company, and period of service as a Director or Executive Officer.

                                                   PRINCIPAL OCCUPATION                   EXECUTIVE              DIRECTOR
NAME AND POSITIONS HELD                           AND BUSINESS EXPERIENCE                 OFFICER OF             COMPANY
WITH THE COMPANY                                  DURING PAST FIVE YEARS                COMPANY SINCE             SINCE
--------------------------------------  -------------------------------------------  --------------------  --------------------
DIRECTORS TO BE ELECTED BY CLASS B STOCK SHAREHOLDERS:
E.J. Elliott                            Chairman of the Board                                        1968                  1968
Chairman of the Board and President;    and President of the Company
Director(1)(4)

Constantine L. Corpas                   Attorney, Corpas & Pahys                                     ----                  1968
Director(1)(2)(3)

John E. Elliott                         Executive Vice President of the Company                      1985                  1985
Executive Vice President                since 1989.
Director(4)

Peter Kourmolis                         Investor                                                     ----                  1968
Director(2)(3)

DIRECTORS TO BE ELECTED BY COMMON STOCK SHAREHOLDERS:

Glen B. Dalby                           President, ACP Holdings, PLC                                 ----                  ----
Director                                since 1985.

EXECUTIVE OFFICERS OTHER THAN DIRECTORS(5):

David F. Brashears                      Senior Vice President, Technology, since                     1978                  ----
                                        1993; Vice President of Engineering,
                                        1978-1993.

Marc G. Elliott(4)                      Vice President, Marketing since 1993. He                     1993                  ----
                                        previously served in various marketing
                                        positions since he joined the Company in
                                        1988.

D. William Garrett                      Vice President, Sales since 1991. He                         1991                  ----
                                        previously held various top management
                                        positions with the company or its
                                        subsidiaries since 1984

Russell R. Lee III                      Treasurer of the Company since 1995.                         1995                  ----
                                        Corporate Controller, 1990 - 1995.

Jeanne M. Lyons                         Secretary of the Company since August                        1996                  ----
                                        1996, Administrative Assistant since June
                                        1995.  For the past ten years, Ms. Lyons
                                        has worked as an Administrative Assistant.

(1) Member of the Executive Committee
(2) Member of the Audit Committee.
(3) Member of the Compensation Committee.
(4) E.J. Elliott is the father of John E. Elliott and Marc G. Elliott.
(5) Each executive officer holds office until his successor has been elected and qualified, or until his earlier resignation or removal.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

   During the twelve months ended September 30, 1997, the Board of Directors of the Company held six meetings. All directors attended more than 75% of the meetings. The Board of Directors of the Company has a standing Audit Committee which met once during fiscal 1997. The Compensation Committee met once during fiscal 1997.

   The Compensation Committee endeavors to ensure that the compensation program for executive officers of the Company is effective in attracting and retaining key executives responsible for the success of the Company and in promoting its long-term interests and those of its stockholders. The committee, without applying any specific quantitative formulas, considers such factors as net income, earnings per share, duties and scope of responsibility, industry standards and comparable salaries for the geographic area, corporate growth, profits goals and market share increases. The functions of the Compensation Committee include establishment of compensation plans for Gencor's executive officers and administration of certain of Gencor's employee benefit and compensation programs.

   The members of these committees are indicated by footnotes to the table under "Directors and Executive Officers of the Company" above. The Company does not have a Nominating Committee.

   The Audit Committee's responsibilities include selecting the Company's auditors and reviewing the Company's audit plan, financial statements and internal accounting and audit procedures.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Exchange Act requires the Company's directors, officers and certain stockholders to file with the Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of equity securities of the Company. Based solely on its review of such forms received by it, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended September 30, 1997, by its officers, directors or stockholders.

DIRECTORS FEES

   Directors fees are paid by the Company to non employee directors at the rate of $1,000 per month.

                             EXECUTIVE COMPENSATION

   The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended September 30, 1995, 1996 and 1997 for
(i) the President of the Company and (ii) each of the other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                        Long-Term
                                                                                      Compensation
                                                                                         Awards
                                                               Annual              --------------------
                                                            Compensation               Securities
                                                    -----------------------------      Underlying             All Other
Name and Principal Position                Year        Salary(1)        Bonus            Options  (#)       Compensation(2)
---------------------------------------  ---------  ---------------  ------------  --------------------  ----------------------
E.J. Elliott                                  1997      $295,800          $     0                     0               $3,375
President and Chairman of the Board           1996       300,000                0               200,000                3,039
                                              1995       300,000                0               190,000                2,596

John E. Elliott                               1997      $125,000          $     0                     0               $    0
Executive Vice President                      1996       125,000                0               109,000                    0
                                              1995       120,000                0               100,000                    0

D. William Garrett                            1997      $110,000          $     0                     0               $2,062
Vice President, Sales                         1996       110,000            7,807                20,000                1,851
                                              1995       110,000                0                     0                1,586

Russell R. Lee III                            1997      $ 97,423          $20,000                     0               $1,563
Treasurer                                     1996        88,269                0                40,000                    0
                                              1995        81,057                0                     0                    0

David F. Brashears                            1997      $ 95,000          $20,000                     0               $1,781
Senior Vice President, Technology             1996        89,153                0                20,000                1,697
                                              1995        85,000                0                10,000                1,593

   (1) Does not include an amount for incidental personal use of business automobiles furnished by the Company to certain of its Named Executive Officers. The Company has determined that the aggregate incremental cost of such benefits to the Named Executive Officers does not exceed, as to any named individual, the lesser of $50,000 or 10% of the cash compensation reported for such person.

   (2) The compensation reported under All Other Compensation represents contributions to the Company's 401(k) Plan on behalf of the Named Executive Officers to match 1996-1997 pretax executive contributions (included under salary) made by each executive officer to such plan.

   (3) In addition to the above Named Executive Officers, Larry H. Pitsch, President, California Pellet Mill Company, a subsidiary of the Company, served as an Executive Officer from October 1, 1996 through September 30, 1997. Mr. Pitsch resigned from the Company on October 1, 1997. His annual salary was $209,250.

OPTION GRANTS IN LAST FISCAL YEAR

   There were no grants of stock options made during the fiscal year ended September 30, 1997 to the persons named in the Summary Compensation Table above or to any other employees of the Company.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

   The following table provides information concerning stock options exercised by each of the Named Executive Officers of Gencor during fiscal 1997 and the value of options held by such officers at year end measured in terms of the closing price of Gencor Common Stock on September 30, 1997.

                                                      Number of Securities Underlying    Value of Unexercised In-The
                                                          Unexercised Options at         Money Options at September
                         Shares                            September 30, 1997 (#)              30, 1997 ($)(1)
                      Acquired on         Value        -------------------------------   ------------------------------
                      Exercise (#)    Realized ($)     Exercisable     Unexercisable     Exercisable    Unexercisable
                     --------------  ---------------  -------------  -----------------  -------------  ---------------
E.J. Elliott                     0                0         390,000                  0      3,586,500                0
John E. Elliott                  0                0         209,000                  0      1,923,580                0
D. William Garrett               0                0          20,000                  0        192,400                0
Russell R. Lee III               0                0          40,000                  0        384,800                0
David F. Brashears               0                0          30,000                  0        279,900                0

(1) Based upon a closing price of the Company stock of $13.50 per share on September 30, 1997 as reported on the American Stock Exchange and option prices of $3.88 and $4.75.

                               STOCK OPTION PLANS


1997 STOCK OPTION PLAN

   In July 1996, the Company's Board of Directors, subject to the approval of its shareholders, adopted the Gencor Industries, Inc. 1997 Stock Option Plan (the "1997 Plan") which provides for the issuance of stock options to purchase an aggregate of up to 600,000 shares of the Company's Common Stock, 600,000 shares of the Company's Class B Stock and up to fifteen percent (15%) of the authorized Common Stock of any subsidiary. The 1997 Plan permits the grant of options to officers, directors and key employees of the Company. The 1997 Plan was approved by shareholders on April 11, 1997.

                      REPORT OF THE COMPENSATION COMMITTEE

General

   The Compensation Committee (the "Committee") of the Board of Directors consists of Constantine L. Corpas and Peter Kourmolis, each of whom is a non-employee director of the Company. The Compensation Committee administers the Company's executive compensation program, monitors corporate performance and its relationship to compensation for executive officers, and makes appropriate recommendations concerning matters of executive compensation.

COMPENSATION PHILOSOPHY

   The Committee has developed and implemented a compensation program that is designed to attract, motivate, reward and retain the broad based management talent required to achieve the Company's business objectives and increase stockholder value. There are two major components of the Company's compensation program: base salary, and incentives, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

   The Company's salary levels for executive officers are intended to be consistent with competitive pay practices of similar sized companies within the industry. In determining executive officers' salaries, the Compensation Committee considers level of responsibility, competitive trends, the financial performance and resources of the Company, general economic conditions as well as factors relating to the particular individual, including overall job performance, level of experience and prior service, ability, and knowledge of the job. Base salaries were increased for certain executive officers in fiscal 1997 to maintain an externally competitive rate of pay.

INCENTIVES

   Incentives consist of stock options and, to a lesser extent, cash awards.
The Committee strongly believes that the compensation program should provide employees with an opportunity to increase their ownership and potential for financial gain from increases in the Company's stock price. This approach closely aligns the best interests of shareholders and executives and employees. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of the Company's Common Stock at a specified price in the future. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability, as measured by the market value of the Company's Common Stock. The granting of cash awards is discretionary and is not dependent on any one factor.

FIVE YEAR TOTAL RETURN COMPARISON

   The following graph compares the cumulative total return of the Company's stock with the Wilshire Small Capitalization Index and the Dow Jones Heavy Machinery Index for the period 12/31/92 through 9/30/97. The Company's fiscal year ended 9/30/97. These calculations assume the value of investment in Company stock, the Wilshire Index and the Heavy Machinery Index was $100 on 12/31/92. These calculations assume reinvestment of all dividends. A five cent ($0.05) per share cash dividend was declared on December 22, 1997, payable January 14, 1998 to shareholders of record on December 31, 1997.

                             [GRAPH APPEARS HERE]

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG GENCOR INDUSTRIES, INC., THE WILSHIRE SMALL CAP INDEX AND THE DOW JONES HEAVY MACHINERY INDEX

                                                   12/31/92    9/30/93    9/30/94    9/30/95    9/30/96    9/30/97

Gencor Industries, Inc.                                 100      77.38     114.88      95.24     138.84     259.27
Dow Jones Heavy Machinery Index                         100      95.55     124.33      91.53     101.28     108.82
Wilshire Small Capitalization Index                     100     114.15     115.80     143.20     162.28     232.89

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

   The Company leases vehicles from Marcar Leasing Corporation ("Marcar"), a corporation engaged in general leasing to the public of machinery, as well as vehicles, owned by members of E.J. Elliott's immediate family, including John E. Elliott and Marc G. Elliott. The terms of the leases are established based on the rates charged by independent leasing organizations and are believed by the Board of Directors to be more favorable than those generally available from independent third parties. Leases between the Company and Marcar generally provide for equal monthly payments over either thirty-six months or forty-eight months. During fiscal 1997, the Company made lease payments to Marcar in the aggregate amount of $157,523.

   On September 9, 1995, the Callie A. Elliott Trust Fund ("Trust Fund") made a $325,000 loan to the Company. The loan was evidenced by a demand note which was callable at any time by the Company. The interest on the notes was 9.5% per annum, the same rate as that offered the Company by its principal bankers. On September 13, 1996, the Trust Fund made an additional loan to the Company in the amount of $1,000,000. This loan was also evidenced by a demand note and the interest rate was 9.5% per annum, the same rate as that offered the Company by its principal bankers. The loans were repaid on December 10, 1996.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of December 4, 1997, with respect to (i) each person known to management to be the beneficial owner of more than 5% of the Company's Common Stock or Class B Stock, (ii) each Director of the Company, and (iii) the current Directors and Executive Officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power over the shares shown.

                                                             AMOUNT AND NATURE OF
                                                            BENEFICIAL OWNERSHIP(1)              PERCENT OF CLASS (1)
                                                     ----------------------------------      ----------------------------
                                                     COMMON                CLASS B            COMMON        CLASS B
NAME AND ADDRESS OF BENEFICIAL OWNER                  STOCK                 STOCK              STOCK         STOCK

E.J. Elliott                                           485,540(2)           1,088,648(3)              13.8%        85.5%
5201 N. Orange Blossom Trail
Orlando, Florida  32810

Constantine L. Corpas                                   70,000(4)              55,000                  2.0%         6.2%
5201 N. Orange Blossom Trail
Orlando, Florida  32810

John E. Elliott                                        234,048(5)             247,760(6)               6.7%        22.7%
5201 N. Orange Blossom Trail
Orlando, Florida  32810

Peter Kourmolis                                         58,783(7)                ----                  1.7%        ----
5201 N. Orange Blossom Trail
Orlando, Florida  32810

David F. Brashears                                      64,912(8)                ----                  1.8%        ----
5201 N. Orange Blossom Trail
Orlando, Florida  32810

D. William Garrett                                      50,228(9)                ----                  1.5%        ----
5201 N. Orange Blossom Trail
Orlando, Florida  32810

Russell R. Lee III                                      40,000(10)               ----                  1.1%        ----
5201 N. Orange Blossom Trail
Orlando, Florida  32810

Wingspan Enterprises, Ltd.                             240,000(11)               ----                  5.5%        ----
Leicester, England

Harvey Houtkin                                         317,476(12)               ----                  9.0%        ----
c/o All-Tech Investment Group, Inc.
160 Summit Avenue
Montvale, New Jersey  07645

All Directors and Executive Officers as a
 Group (9 Persons)                                     949,236(13)            1,624,168(14)          25.6%        96.0%


*  Percentage ownership is less than 1%

(1) In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, shares that are not outstanding, but that are subject to option, warrants, rights or conversion privileges exercisable within 60 days have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right but have not been deemed outstanding for the purpose of computing the percentage for any other person.

(2) Includes 60,000 shares owned jointly with John Elliott and 60,000 shares owned jointly with Marc Elliott.

(3)  Includes options to purchase 390,000 shares of Class B Stock.

(4)  Includes options to purchase 50,000 shares of Common Stock.

(5)  Includes 60,000 shares owned jointly with E.J. Elliott.

(6)  Includes options to purchase 209,000 shares of Class B Stock.

(7)  Includes options to purchase 49,000 shares of Common Stock.

(8)  Includes options to purchase 30,000 shares of Common Stock.

(9)  Includes options to purchase 20,000 shares of Common Stock.

(10) Includes options to purchase 40,000 shares of Common Stock.

(11) A corporation in which Glenn B. Dalby, nominee for director, is a principal shareholder.

(12) Based on a Schedule 13D dated July 17, 1997 filed by Harvey Houtkin with the Securities and Exchange Commission. Includes 115,139 shares individually owned by Mr. Houtkin and subject to sole voting and dispositive power. Includes the following shares with Mr. Houtkin as control person subject to shared voting and dispositive power: 518 shares owned by Mark Shefts, who is Mr. Houtkin's brother-in-law. Also includes 128,489 shares held by Sherry Houtkin, wife of Mr. Houtkin; and 73,330 shares held by Wanda Shefts, wife of Mr. Shefts; as to which in the aggregate, Mr. Houtkin disclaims beneficial ownership.

(13) Includes options to purchase 191,000 shares of Common Stock.

(14) Includes options to purchase 808,000 shares of Class B Common Stock.

2. SELECTION OF AUDITORS

   The Board of Directors has approved the Company's engagement of the firm of Deloitte & Touche LLP as the Company's independent auditors. Deloitte & Touche LLP has served as the Company's independent auditors since fiscal 1993, and is familiar with the Company's business and management. The Board of Directors believes that Deloitte & Touche LLP has the personnel, professional qualifications and independence necessary to act as the Company's independent auditors.

   Representatives of Deloitte & Touche LLP are expected to appear at the Annual Meeting to make a statement, if they wish to do so, and to be available to answer appropriate questions from shareholders at the time.

   While ratification by shareholders of this appointment is not required by law or the Company's Certificate of Incorporation or Bylaws, management of the Company believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of shareholders holding a majority of the Company's issued and outstanding Class B Stock and Common Stock, together, in attendance at the meeting, either in person or by proxy, the Board of Directors of the Company will consider that fact when it appoints independent public accountants for the next fiscal year.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF ITS SELECTION OF DELOITTE & TOUCHE LLP AT THE 1998 ANNUAL MEETING.

                                 OTHER MATTERS

   As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.

                             SHAREHOLDER PROPOSALS

   In order to be eligible for inclusion in the proxy materials for the Company's 1999 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received by the President of the Company by October 14, 1998. Shareholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and be furnished to the President by certified mail, return receipt requested.

   YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 1998 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

                           BY ORDER OF THE BOARD OF DIRECTORS


                           /s/ Jeanne M. Lyons      Jeanne M. Lyons, Secretary
                           Orlando, Florida
                           February 10, 1998

                           CLASS B SHAREHOLDER PROXY

                            GENCOR INDUSTRIES INC.

            THE CLASS B SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 20, 1998


        The undersigned hereby appoints E.J. Elliott, Russell R. Lee III, or any of them, as proxies, each with the power to appoint his or her substitute, to represent, and vote all shares of Class B Stock on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Gencor Industries, Inc., to be held March 20, 1998, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                         /\  FOLD AND DETACH HERE  /\

--------------------------------------------------------------------------------
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

                                                   Please mark your votes as
                                                   indicated in this example [X]

1. ELECTION OF DIRECTORS

      FOR nominee listed at               WITHHOLD
      right (except as marked             AUTHORITY
      to the contrary at right)           to vote for
               [_]                           [_]

   E.J. Elliott, John E. Elliott, Constantine L. Corpas, Peter Kourmolis (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

   -----------------------------------------------------------------------------

        This Proxy, when properly executed, will be voted in the manner directed herein by the Undersigned shareholder. If no direction is indicated, the Proxy will vote FOR Proposals 1 and 2.

        PLEASE MARK ON THIS SIDE; THEN SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

2. PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS

                FOR          AGAINST          ABSTAIN
                [_]            [_]              [_]


        PLEASE SIGN EXACTLY AS THE NAME(S) APPEAR(S) HEREON. If shares are held in the name of two or more persons, all must sign. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee, or Guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

                            THIS PROXY IS SOLICITED
                      ON BEHALF OF THE BOARD OF DIRECTORS

   Date:                              , 1998
         -----------------------------


   ----------------------------------------------------------------------------
   Signature


   ----------------------------------------------------------------------------
   Signature if held jointly


                         /\  FOLD AND DETACH HERE  /\

                           COMMON SHAREHOLDER PROXY

                            GENCOR INDUSTRIES INC.

            THIS COMMON SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 20, 1998


        The undersigned hereby appoints E.J. Elliott, Russell R. Lee III, or any of them, as proxies, each with the power to appoint his or her substitute, to represent, and vote all shares of Common Stock on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Gencor Industries, Inc., to be held March 20, 1998, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                         /\  FOLD AND DETACH HERE  /\

--------------------------------------------------------------------------------
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

                                                   Please mark your votes as
                                                   indicated in this example [X]

1. ELECTION OF DIRECTORS

      FOR nominee listed at               WITHHOLD
      right (except as marked             AUTHORITY
      to the contrary at right)           to vote for
               [_]                           [_]

   Glenn B. Dalby
   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

   -----------------------------------------------------------------------------

        This Proxy, when properly executed, will be voted in the manner directed herein by the Undersigned shareholder. If no direction is indicated, the Proxy will vote FOR Proposals 1 and 2.

        PLEASE MARK ON THIS SIDE; THEN SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

2. PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS

                FOR          AGAINST          ABSTAIN
                [_]            [_]              [_]


        PLEASE SIGN EXACTLY AS THE NAME(S) APPEAR(S) HEREON. If shares are held in the name of two or more persons, all must sign. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee, or Guardian, give full title as such. If signer is a corporation, sign full name by duly authorized officer.

                            THIS PROXY IS SOLICITED
                      ON BEHALF OF THE BOARD OF DIRECTORS

   Date:                              , 1998
         -----------------------------


   ----------------------------------------------------------------------------
   Signature


   ----------------------------------------------------------------------------
   Signature if held jointly


                         /\  FOLD AND DETACH HERE  /\